UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 23, 2013

DEALERTRACK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure Item 8.01 Other Information Item 9.01 Financial Statements and Exhibits EXHIBIT INDEX

EX-99.1: Press Release.

Item 7.01	Regulation FD Disclosure.

Dealertrack Technologies, Inc. (“Dealertrack”) anticipates disclosing to investors the information set forth below, which has not been previously disclosed, in connection with its entering into an agreement to purchase VINtek, Inc. (“Vintek”) (the “Transaction”):

Total consideration for the Transaction is expected to be approximately $49.4 million in cash plus a $4.0 million promissory note to be paid within 18 months of closing. The purchase price is subject to standard purchase price adjustments.

For the six month period ended June 30, 2013, Vintek’s unaudited revenue was approximately $8.0 million. Substantially all the revenue is transaction based revenue.

Vintek has approximately 90 team members and services over 3,000 lenders. Dealertrack expects the integration of its existing operations with Vintek to be a multi-year effort due to the unique levels of customization required for each lender for the outsourced paper processing of liens.  Integration of electronic lien administration (ELT) only customers, however, should be substantially completed by the end of 2014.  As with prior acquisitions, integration costs will be added back to adjusted EBITDA and adjusted net income.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Dealertrack under the Securities Act of 1933, as amended, or the Exchange Act.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding Dealertrack, Vintek and all other statements in this Current Report on Form 8-K other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack to be materially different than from any future results, performance or achievements expressed or implied by these forward-looking statements.

Item 8.01	Other Information

On September 23, 2013, Dealertrack issued a press release relating to the Transaction.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1.	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2013

Dealertrack Technologies, Inc.

By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1.	press release